                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                              ---------------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001
                                                         -----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                   Nevada              333-70496          88-0396566
           ------------------------------------------------------------
       (State or other jurisdiction   (Commission       (IRS Employer
             of incorporation)        File Number)   Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
        ----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------

================================================================================
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

         On December 7, 2001, the Registrant caused the issuance and sale of $165,239,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates") pursuant to the Series 2001-E Pooling and Servicing Agreement, dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC as Servicer, and JPMorgan Chase Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms").

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2001-E (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of November 1, 2001, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one such REMIC; provided, however, that the Class M-1 Certificates, the Class M-2 Certificates and the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class M-1 Certificateholders' Interest Carryover Amounts, the Class M-2 Certificateholders' Interest Carryover Amounts and the Class B-2 Certificateholders' Interest Carryover Amounts, respectively. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of November 1, 2001, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, December 2001. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         On the Closing Date, the Trust contained, among other things, the Initial Assets and $41,309,750 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than the earlier of March 7, 2001 or the date on which less than $100,000 remained in the Pre-Funding Account. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on December 19, 2001 with an aggregate Scheduled Principal Balance of $41,309,155 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

         The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table reflects the Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the 8-K Assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Dates. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                   8-K Assets

                    All 8-K Assets--Credit Bureau Score /(1)/

                                                                                          Percentage of
                                            Number of 8-K    Aggregate Scheduled     Asset Pool by Scheduled
Credit Bureau Score/(1)/                       Assets         Principal Balance         Principal Balance
----------------------------------------- ------------------ --------------------- ----------------------------
Not Available/(2)/                              28            $   918,940.82                  2.22%
3 or 30 (Insufficient Credit History)/(3)/      77              2,402,497.67                  5.82
341 to 500                                      31              1,166,501.03                  2.82
501 to 510                                       5                170,886.37                  0.41
511 to 520                                      10                406,832.81                  0.98
521 to 530                                      16                668,266.88                  1.62
531 to 540                                      10                487,071.74                  1.18
541 to 550                                      19                741,591.13                  1.80
551 to 560                                       6                236,864.26                  0.57
561 to 570                                      23                893,789.74                  2.16
571 to 580                                      29              1,411,288.41                  3.42
581 to 590                                      41              1,865,987.16                  4.52
591 to 600                                      47              2,480,208.20                  6.00
601 to 610                                      40              2,305,724.04                  5.58
611 to 620                                      39              2,264,046.04                  5.48
621 to 630                                      34              1,945,390.05                  4.71
631 to 640                                      36              1,964,476.34                  4.76
641 to 650                                      39              2,206,334.63                  5.34
651 to 660                                      32              1,825,282.90                  4.42
661 to 719                                     156             10,368,986.08                 25.10
720 or Greater                                  72              4,578,188.88                 11.08
                                               ---            --------------                ------
     Total                                     790            $41,309,155.18                100.00%
                                               ===            ==============                =======

___________
(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
    341) was approximately 641, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.

(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                            All 8-K Assets--Unit Type

                                                                  Aggregate             Percentage of
                                    Number of 8-K                 Scheduled          Asset Pool by Scheduled
Unit Type                             Assets                   Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
Multi-section home                      457                    $30,380,628.58                 73.54%
Single-section home                     333                     10,928,526.60                 26.46
                                        ---                    --------------               --------

     Total                              790                    $41,309,155.18                100.00%
                                        ===                    ==============               =======

                          All 8-K Assets--Property Type

                                                                  Aggregate             Percentage of
                                    Number of 8-K                 Scheduled          Asset Pool by Scheduled
Property Type                         Assets                   Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
Home-only Contract                       625                 $ 26,019,128.17                  62.99%
Mortgage Loan                            161                   15,067,265.18                  36.47
Land-in-lieu Mortgage Loan                 4                      222,761.83                   0.54
                                         ---                 ---------------                -------

     Total                               790                 $ 41,309,155.18                 100.00%
                                         ===                 ===============                =======

      All 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/

                                              Aggregate             Percentage of
                         Number of 8-K        Scheduled          Asset Pool by Scheduled
Geographic Location        Assets          Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------
Alabama                      13         $      427,639.14               1.04%
Arizona                      28              2,500,699.95               6.05
Arkansas                     15                616,031.93               1.49
California                   25              1,941,806.22               4.70
Colorado                     24              1,353,680.34               3.28
Connecticut                   1                 26,922.00               0.07
Delaware                      8                420,471.16               1.02
Florida                       9                447,657.02               1.08
Georgia                      22              1,066,747.41               2.58
Idaho                         9                395,290.18               0.96
Illinois                      1                 38,475.13               0.09
Indiana                       2                110,070.64               0.27
Kansas                       24              1,163,913.70               2.82
Kentucky                     18                879,559.80               2.13
Louisiana                    17                643,934.89               1.56
Maryland                      2                129,106.60               0.31
Massachusetts                 1                 47,320.00               0.11
Michigan                     22              1,295,455.00               3.14
Minnesota                     1                 36,886.00               0.09
Mississippi                  14                485,016.52               1.17
Missouri                     11                565,504.81               1.37
Montana                       1                 49,804.56               0.12
Nevada                       14              1,113,182.92               2.69
New Mexico                   18              1,012,858.27               2.45
North Carolina              141              6,793,510.63              16.45
Ohio                         19                926,679.03               2.24
Oklahoma                     17                822,275.13               1.99
Oregon                        7                799,730.05               1.94
South Carolina               64              2,934,225.03               7.10
Tennessee                    26              1,342,003.98               3.25
Texas                       117              5,510,162.49              13.34
Utah                          2                182,079.19               0.44
Virginia                     45              2,092,489.32               5.07
Washington                   20              1,837,191.50               4.45
West Virginia                31              1,262,742.63               3.06
Wyoming                       1                 38,032.01               0.09
                            ---         -----------------             ------

     Total                  790         $   41,309,155.18             100.00%
                            ===         =================             ======

___________

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

                  All 8-K Assets--Year of Origination of Assets

                                                                   Aggregate               Percentage of
                                           Number of 8-K           Scheduled          Asset Pool by Scheduled
Year of Origination                            Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
1990                                             1                      6,153.85               0.01%
1998                                             1                      9,638.15               0.02
2000                                             2                     42,066.04               0.10
2001                                           786                 41,251,297.14              99.86

     Total                                     790                 41,309,155.18             100.00%
                                               ===                 =============             =======

           All 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                   Aggregate              Percentage of
                                            Number of 8-K          Scheduled         Asset Pool by Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$ 5,000.00 -  $ 9,999.99                             7               53,382.04                 0.13%
$ 10,000.00 - $14,999.99                            11              140,946.17                 0.34
$ 15,000.00 - $19,999.99                            20              345,986.29                 0.84
$ 20,000.00 - $24,999.99                            40              908,995.80                 2.20
$ 25,000.00 - $29,999.99                            95            2,623,326.94                 6.35
$ 30,000.00 - $34,999.99                            97            3,171,542.68                 7.68
$ 35,000.00 - $39,999.99                            80            2,984,821.91                 7.23
$ 40,000.00 - $44,999.99                            55            2,335,748.14                 5.65
$ 45,000.00 - $49,999.99                            49            2,324,134.86                 5.63
$ 50,000.00 - $54,999.99                            44            2,316,728.42                 5.61
$ 55,000.00 - $59,999.99                            47            2,682,868.63                 6.49
$ 60,000.00 - $64,999.99                            44            2,762,362.82                 6.69
$ 65,000.00 - $69,999.99                            32            2,151,708.83                 5.21
$ 70,000.00 - $74,999.99                            37            2,669,555.47                 6.46
$ 75,000.00 - $79,999.99                            12              927,728.47                 2.25
$ 80,000.00 - $84,999.99                            16            1,318,764.79                 3.19
$ 85,000.00 - $89,999.99                            14            1,226,728.17                 2.97
$ 90,000.00 - $94,999.99                            14            1,290,961.80                 3.13
$ 95,000.00 - $99,999.99                            16            1,569,495.18                 3.80
$100,000.00 or more                                 60            7,503,367.77                18.16
                                                   ---           -------------               ------

     Total                                         790           41,309,155.18               100.00%
                                                   ===           =============               ======

_____________
(1) The highest remaining asset amount was $195,741.77 which represents approximately 0.47% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $52,290.07.

           All 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                   Aggregate              Percentage of
                                            Number of 8-K          Scheduled         Asset Pool by Scheduled
Original Loan Balance                           Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$  5,000.00 - $ 9,999.99                           5            $    37,590.04                 0.09%
$ 10,000.00 - $14,999.99                          10                128,823.60                 0.31
$ 15,000.00 - $19,999.99                          23                373,900.86                 0.91
$ 20,000.00 - $24,999.99                          40                908,995.80                 2.20
$ 25,000.00 - $29,999.99                          94              2,593,334.61                 6.28
$ 30,000.00 - $34,999.99                          97              3,166,589.04                 7.67
$ 35,000.00 - $39,999.99                          81              3,019,767.88                 7.31
$ 40,000.00 - $44,999.99                          53              2,247,775.90                 5.44
$ 45,000.00 - $49,999.99                          51              2,412,107.10                 5.84
$ 50,000.00 - $54,999.99                          44              2,316,728.42                 5.61
$ 55,000.00 - $59,999.99                          47              2,682,868.63                 6.49
$ 60,000.00 - $64,999.99                          44              2,762,362.82                 6.69
$ 65,000.00 - $69,999.99                          32              2,151,708.83                 5.21
$ 70,000.00 - $74,999.99                          37              2,669,555.47                 6.46
$ 75,000.00 - $79,999.99                          12                927,728.47                 2.25
$ 80,000.00 - $84,999.99                          16              1,318,764.79                 3.19
$ 85,000.00 - $89,999.99                          14              1,226,728.17                 2.97
$ 90,000.00 - $94,999.99                          14              1,290,961.80                 3.13
$ 95,000.00 - $99,999.99                          16              1,569,495.18                 3.80
$100,000.00 or more                               60              7,503,367.77                18.16
                                                 ---            --------------               ------

     Total                                       790            $41,309,155.18               100.00%
                                                 ===            ==============               ======

___________
     (1) The highest original asset amount was $195,741.00 which represents approximately 0.47% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $52,343.93 as of the Cut-off Date.

                    All 8-K Assets--Current Asset Rates/(1)/

                                                                   Aggregate              Percentage of
                                            Number of 8-K          Scheduled          Asset Pool by Scheduled
Current Asset Rate                              Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
 6.000% -  6.999%                                  5           $   293,350.26                  0.71%
 7.000% -  7.999%                                 63             5,803,248.79                 14.05
 8.000% -  8.999%                                 80             6,729,446.36                 16.29
 9.000% -  9.999%                                 79             5,017,370.52                 12.15
10.000% - 10.999%                                 73             4,038,873.55                  9.78
11.000% - 11.999%                                 80             4,514,782.07                 10.93
12.000% - 12.999%                                 71             3,151,780.26                  7.63
13.000% - 13.999%                                 63             2,711,055.81                  6.56
14.000% - 14.999%                                124             4,581,443.08                 11.09
15.000% - 15.999%                                 74             2,152,348.08                  5.21
16.000% or more                                   78             2,315,456.40                  5.61
                                                 ---           --------------                ------

     Total                                       790           $41,309,155.18                100.00%
                                                 ===           ==============                ======

______________
     (1) The weighted average current asset rate was approximately 11.05% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

     All 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/(1)/

                                                                   Aggregate              Percentage of
                                                                   Scheduled          Asset Pool by Scheduled
Remaining Term to Maturity             Number of 8-K Assets    Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                        8           $    72,666.56                    0.18%
 61 -  96                                        4                88,949.80                    0.22
 97 - 120                                       14               290,121.07                    0.70
121 - 156                                       24               508,935.96                    1.23
157 - 180                                       53             1,479,778.93                    3.58
181 - 216                                        1                27,629.00                    0.07
217 - 240                                      194             6,505,201.67                   15.75
241 - 300                                      164             7,612,707.11                   18.43
301 - 360                                      328            24,723,165.08                   59.85
                                               ---           --------------                  ------

     Total                                     790           $41,309,155.18                  100.00%
                                               ===           ==============                  ======

______________
     (1) The weighted average remaining term to maturity of the 8-K Assets was approximately 318 months as of the Cut-off Date.

      All 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                                       Percentage of
                                   Number of 8-K          Aggregate Scheduled     Asset Pool by Scheduled
Original Term to Maturity             Assets              Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------
1 - 60                                    6                      $56,874.56                  0.14%
61 - 96                                   5                       98,587.95                  0.24
97 - 120                                 14                      290,121.07                  0.70
121 - 156                                24                      508,935.96                  1.23
157 - 180                                54                    1,485,932.78                  3.60
181 - 216                                 1                       27,629.00                  0.07
217 - 240                               194                    6,505,201.67                 15.75
241 - 300                               164                    7,612,707.11                 18.43
301 - 360                               328                   24,723,165.08                 59.85
                                        ---                   -------------                 -----

     Total                              790                  $41,309,155.18                100.00%
                                        ===                  ==============                =======

___________________
     (1) The weighted average original term to maturity of the 8-K Assets was approximately 318 months as of the Cut-off Date.

   All 8-K Assets--Distribution of Original Loan-to-Value Ratios of Assets/(1)/

                                                             Aggregate              Percentage of
                                   Number of 8-K             Scheduled         Asset Pool by Scheduled
Loan-to-Value Ratio/(1)/              Assets             Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                               7                   $138,815.35                  0.34%
51% - 55%                                 4                    191,808.93                  0.46
56% - 60%                                 7                    316,151.56                  0.77
61% - 65%                                12                    682,746.72                  1.65
66% - 70%                                39                  1,964,261.45                  4.76
71% - 75%                                19                  1,123,444.97                  2.72
76% - 80%                                29                  1,915,706.48                  4.64
81% - 85%                                39                  2,690,752.29                  6.51
86% - 90%                               115                  6,132,145.68                 14.84
91% - 95%                               347                 17,278,551.80                 41.83
96% - 100%                              172                  8,874,769.95                 21.48
                                        ---                --------------                 -----

     Total                              790                $41,309,155.18                100.00%
                                        ===                ==============                =======

___________________
     (1) The weighted average original Loan-to-Value Ratio of the 8-K Assets was approximately 89.93% as of the Cut-off Date.

                 Repossessed 8-K Assets--Credit Bureau Score/(1)/


                                                                                        Percentage of
                                               Number of         Aggregate           the Repossessed 8-K
                                            Repossessed 8-K      Scheduled            Assets by Scheduled
Credit Bureau Score                              Assets       Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                 19           $   622,348.61               8.73%
3 or 30 (Insufficient Credit History)/(3)/         46             1,451,114.88              20.35
341 to 500                                         18               681,360.66               9.56
501 to 510                                          3                92,408.00               1.30
511 to 520                                          6               214,121.79               3.00
521 to 530                                         10               414,369.58               5.81
531 to 540                                          8               392,071.71               5.50
541 to 550                                          9               308,654.15               4.33
551 to 560                                          4               164,912.87               2.31
561 to 570                                          8               242,326.96               3.40
571 to 580                                          6               208,896.65               2.93
581 to 590                                         12               442,985.74               6.21
591 to 600                                          7               322,442.61               4.52
601 to 610                                          7               238,906.20               3.35
611 to 620                                         10               491,477.03               6.89
621 to 630                                          2                75,548.58               1.06
631 to 640                                          3               128,316.36               1.80
641 to 650                                          2               120,789.69               1.69
651 to 660                                          2                88,303.23               1.24
661 to 719                                          8               351,680.83               4.93
720 or Greater                                      2                76,054.30               1.07
                                                  ---           --------------             ------

     Total                                        192           $ 7,129,090.43             100.00%
                                                  ===           ==============             ======

__________________
     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 572, based on the Aggregate Scheduled Principal Balance of Repossessed 8-K Assets as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                        Repossessed 8-K Assets--Unit Type

                                                                                   Percentage of
                                       Number of            Aggregate        the Repossessed 8-K Assets
                                    Repossessed 8-K         Scheduled              by Scheduled
 Unit Type                              Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
 Multi-section home                      60               $3,233,962.28                45.36%
 Single-section home                    132                3,895,128.15                54.64
                                        ---                ------------                -----

      Total                             192               $7,129,090.43               100.00%
                                        ===               =============               =======





                      Repossessed 8-K Assets--Property Type

                                                                                          Percentage of
                                            Number of             Aggregate            the Repossessed 8-K
                                         Repossessed 8-K          Scheduled            Assets by Scheduled
 Property Type                                Assets           Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
 Home-only Contract                          181               $6,405,168.72                   89.85%
 Mortgage Loan                                11                  723,921.71                   10.15
                                              --                  ----------                   -----

     Total                                   192               $7,129,090.43                  100.00%
                                             ===               =============                  =======

  Repossessed 8-K Assets--Geographical Distribution of Manufactured Homes /(1)/

                                                                Percentage of
                            Number of         Aggregate      the Repossessed 8-K
                         Repossessed 8-K      Scheduled      Assets by Scheduled
Geographic Location          Assets       Principal Balance   Principal Balance
--------------------------------------------------------------------------------

Alabama                              3      $  111,439.50                  1.56%
Arizona                              7         407,784.41                  5.72
Arkansas                             7         196,763.43                  2.76
Colorado                             1          36,302.90                  0.51
Delaware                             1          32,415.00                  0.45
Florida                              4         153,912.56                  2.16
Georgia                              5         170,563.50                  2.39
Idaho                                1          71,233.70                  1.00
Kansas                               3         114,928.43                  1.61
Kentucky                             5         158,009.50                  2.22
Louisiana                           10         358,897.48                  5.03
Michigan                             2         121,555.57                  1.71
Mississippi                          6         211,416.90                  2.97
Missouri                             3         139,140.03                  1.95
Nevada                               1          48,403.00                  0.68
New Mexico                           7         368,779.51                  5.17
North Carolina                      41       1,309,258.96                 18.37
Ohio                                 8         313,606.04                  4.40
Oklahoma                             6         251,337.07                  3.53
South Carolina                      20         687,575.41                  9.64
Tennessee                            7         235,556.34                  3.30
Texas                               31       1,142,206.66                 16.02
Virginia                             8         297,611.64                  4.17
Washington                           1          62,951.95                  0.88
West Virginia                        4         127,440.94                  1.79
                                   ---      -------------                ------

     Total                         192      $7,129,090.43                100.00%
                                   ===      =============                =======

_____________________
     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

              Repossessed 8-K Assets--Year of Origination of Assets

                                                                Percentage of
                            Number of         Aggregate      the Repossessed 8-K
                         Repossessed 8-K      Scheduled      Assets by Scheduled
Year of Origination         Assets       Principal Balance   Principal Balance
--------------------------------------------------------------------------------

2000                              2         $    42,066.04               0.59%
2001                            190           7,087,024.39              99.41
                                ---         --------------             ------

     Total                      192         $ 7,129,090.43             100.00%
                                ===         ==============             ======
___________________




       Repossessed 8-K Assets--Distribution of Remaining Loan Balance /(1)/

                                                                Percentage of
                            Number of         Aggregate      the Repossessed 8-K
                         Repossessed 8-K      Scheduled      Assets by Scheduled
Remaining Loan Balance       Assets       Principal Balance   Principal Balance
--------------------------------------------------------------------------------

$10,000.00 - $14,999.99           4              53,200.68               0.75%
$15,000.00 - $19,999.99          10             178,012.67               2.50
$20,000.00 - $24,999.99          22             494,657.13               6.94
$25,000.00 - $29,999.99          39           1,074,556.24              15.07
$30,000.00 - $34,999.99          38           1,244,904.61              17.46
$35,000.00 - $39,999.99          21             779,617.44              10.94
$40,000.00 - $44,999.99          13             554,622.21               7.78
$45,000.00 - $49,999.99          11             525,572.87               7.37
$50,000.00 - $54,999.99           8             423,195.18               5.94
$55,000.00 - $59,999.99           9             510,931.41               7.17
$60,000.00 - $64,999.99           6             377,446.60               5.29
$65,000.00 - $69,999.99           2             135,055.35               1.89
$70,000.00 - $74,999.99           3             217,856.61               3.06
$75,000.00 - $79,999.99           2             154,610.00               2.17
$80,000.00 - $84,999.99           2             161,954.15               2.27
$95,000.00 - $99,999.99           1              97,934.00               1.37
$100,000.00 or more               1             144,963.28               2.03
                                ---         --------------             ------

     Total                      192         $ 7,129,090.43             100.00%
                                ===         ==============             ======

___________________
     (1) The highest remaining asset amount was $144,963.28 which represents approximately 2.03% of the aggregate remaining principal balance of the Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed 8-K Assets as of the Cut-Off Date is approximately $37,130.68.

        Repossessed 8-K Assets--Distribution of Original Loan Balance /(1)/

                                                                Percentage of
                            Number of         Aggregate      the Repossessed 8-K
                         Repossessed 8-K      Scheduled      Assets by Scheduled
Original Loan Balance        Assets       Principal Balance   Principal Balance
--------------------------------------------------------------------------------

$10,000.00 - $14,999.99           3           $    41,078.11         0.58%
$15,000.00 - $19,999.99          11               190,135.24         2.67
$20,000.00 - $24,999.99          22               494,657.13         6.94
$25,000.00 - $29,999.99          39             1,074,556.24        15.07
$30,000.00 - $34,999.99          37             1,209,958.64        16.97
$35,000.00 - $39,999.99          22               814,563.41        11.43
$40,000.00 - $44,999.99          13               554,622.21         7.78
$45,000.00 - $49,999.99          11               525,572.87         7.37
$50,000.00 - $54,999.99           8               423,195.18         5.94
$55,000.00 - $59,999.99           9               510,931.41         7.17
$60,000.00 - $64,999.99           6               377,446.60         5.29
$65,000.00 - $69,999.99           2               135,055.35         1.89
$70,000.00 - $74,999.99           3               217,856.61         3.06
$75,000.00 - $79,999.99           2               154,610.00         2.17
$80,000.00 - $84,999.99           2               161,954.15         2.27
$95,000.00 - $99,999.99           1                97,934.00         1.37
$100,000.00 or more               1               144,963.28         2.03
                                ---           --------------       ------

         Total                  192           $ 7,129,090.43       100.00%
                                ===           ==============       ======

_______________________
     (1) The highest original asset amount was $145,075.00 which represents approximately 2.03% of the aggregate principal balance of the Repossessed 8-K Assets at origination. The average original principal amount of the Repossessed 8-K Assets was approximately $37,186.95 as of the Cut-off Date.

                 Repossessed 8-K Assets--Current Asset Rates /(1)/

                                                                Percentage of
                           Number of       Aggregate         the Repossessed 8-K
                        Repossessed 8-K    Scheduled         Assets by Scheduled
Current Asset Rate         Assets       Principal Balance     Principal Balance
--------------------------------------------------------------------------------

8.000% - 8.999%               1           $  144,963.28              2.03%
10.000% - 10.999%             3              204,936.41              2.87
11.000% - 11.999%             7              472,764.62              6.63
12.000% - 12.999%            17              766,313.08             10.75
13.000% - 13.999%            11              415,750.99              5.83
14.000% - 14.999%            36            1,775,432.65             24.90
15.000% - 15.999%            46            1,260,665.16             17.68
16.000% or more              71            2,088,264.24             29.29
                            ---           -------------            ------

     Total                  192           $7,129,090.43            100.00%
                            ===           =============            ======
_______________

     (1) The weighted average current asset rate was approximately 14.53% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

 Repossessed 8-K Assets--Remaining Terms to Maturity of Assets (In Months) /(1)/

                                                                Percentage of
                               Number of        Aggregate    the Repossessed 8-K
                            Repossessed 8-K     Scheduled    Assets by Scheduled
Remaining Term to Maturity      Assets      Principal Balance  Principal Balance
--------------------------------------------------------------------------------

61 - 96                            1         $   15,206.00           0.21%
97 - 120                           5            123,503.03           1.73
121 - 156                         23            485,674.96           6.81
157 - 180                         33            870,781.72          12.21
181 - 216                          1             27,629.00           0.39
217 - 240                         66          2,218,648.57          31.12
241 - 300                         42          1,965,913.96          27.58
301 - 360                         21          1,421,733.19          19.94
                                 ---         -------------         ------

     Total                       192         $7,129,090.43         100.00%
                                 ===         =============         ======
______________

     (1) The weighted average remaining term to maturity of the Repossessed 8-K Assets was approximately 264 months as of the Cut-off Date.

  Repossessed 8-K Assets--Original Terms to Maturity of Assets (In Months) /(1)/

                                                                Percentage of
                             Number of         Aggregate     the Repossessed 8-K
                           Repossessed 8-K     Scheduled     Assets by Scheduled
Original Term to Maturity     Assets       Principal Balance  Principal Balance
--------------------------------------------------------------------------------

61 - 96                          1           $   15,206.00           0.21%
97 - 120                         5              123,503.03           1.73
121 - 156                       23              485,674.96           6.81
157 - 180                       33              870,781.72          12.21
181 - 216                        1               27,629.00           0.39
217 - 240                       66            2,218,648.57          31.12
241 - 300                       42            1,965,913.96          27.58
301 - 360                       21            1,421,733.19          19.94
                               ---           -------------         ------

     Total                     192           $7,129,090.43         100.00%
                               ===           =============         ======
____________________

      (1) The weighted average original term to maturity of the Repossessed 8-K Assets was approximately 264 months as of the Cut-off Date.

    Repossessed 8-K Assets--Distribution of Original Loan-to-Value Ratios of
                                   Assets /(1)/

                                                                Percentage of
                           Number of         Aggregate       the Repossessed 8-K
                        Repossessed 8-K      Scheduled       Assets by Scheduled
Loan-to-Value Ratio(1)      Assets        Principal Balance   Principal Balance
--------------------------------------------------------------------------------

56% - 60%                       1           $   25,848.00            0.36%
61% - 65%                       1              144,963.28            2.03
76% - 80%                       2               52,392.63            0.73
81% - 85%                       2               71,502.94            1.00
86% - 90%                       9              301,950.52            4.24
91% - 95%                      67            2,423,176.50           33.99
96% - 100%                    110            4,109,256.56           57.64
                              ---           -------------          ------

     Total                    192           $7,129,090.43          100.00%
                              ===           =============          ======
____________________

     (1) The weighted average original Loan-to-Value Ratio of the Repossessed 8-K Assets was approximately 95.32% as of the Cut-off Date.

               Non Repossessed 8-K Assets--Credit Bureau Score /(1)/

                                           Number of                                    Percentage of
                                              Non                 Aggregate        the Non Repossessed 8-K
                                          Repossessed             Scheduled          Assets by Scheduled
Credit Bureau Score                        8-K Assets         Principal Balance       Principal Balance
----------------------------------------------------------------------------------------------------------
Not Available /(2)/                             9               $   296,592.21               0.87%
3 or 30 (Insufficient Credit History)/(3)/     31                   951,382.79               2.78
341 to 500                                     13                   485,140.37               1.42
501 to 510                                      2                    78,478.37               0.23
511 to 520                                      4                   192,711.02               0.56
521 to 530                                      6                   253,897.30               0.74
531 to 540                                      2                    95,000.03               0.28
541 to 550                                     10                   432,936.98               1.27
551 to 560                                      2                    71,951.39               0.21
561 to 570                                     15                   651,462.78               1.91
571 to 580                                     23                 1,202,391.76               3.52
581 to 590                                     29                 1,423,001.42               4.16
591 to 600                                     40                 2,157,765.59               6.31
601 to 610                                     33                 2,066,817.84               6.05
611 to 620                                     29                 1,772,569.01               5.19
621 to 630                                     32                 1,869,841.47               5.47
631 to 640                                     33                 1,836,159.98               5.37
641 to 650                                     37                 2,085,544.94               6.10
651 to 660                                     30                 1,736,979.67               5.08
661 to 719                                    148                10,017,305.25              29.31
720 or Greater                                 70                 4,502,134.58              13.17
                                              ---               --------------             ------

     Total                                    598               $34,180,064.75             100.00%
                                              ===               ==============             ======

____________________

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 652, based on the Aggregate Scheduled Principal Balance of Non Repossessed 8-K Assets as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification. (3) Items coded as 3 or
     (3) indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                      Non Repossessed 8-K Assets--Unit Type

                                                                            Percentage of
                                Number of Non                          the Non Repossessed 8-K
                               Repossessed 8-K   Aggregate Scheduled     Assets by Scheduled
Unit Type                           Assets        Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------------
Multi-section home                    397          $27,146,666.30               79.42%
Single-section home                   201            7,033,398.45               20.58
                                      ---          --------------              ------

     Total                            598          $34,180,064.75              100.00%
                                      ===          ==============              ======

                    Non Repossessed 8-K Assets--Property Type

                                                                            Percentage of
                                Number of Non                          the Non Repossessed 8-K
                               Repossessed 8-K   Aggregate Scheduled     Assets by Scheduled
Property Type                       Assets        Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------------
Home-only Contract                    444          $19,613,959.45               57.38%
Mortgage Loan                         150           14,343,343.47               41.96
Land-in-lieu Mortgage Loan              4              222,761.83                0.65
                                      ---          --------------              ------

     Total                            598          $34,180,064.75              100.00%
                                      ===          ==============              ======

Non Repossessed 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/

                                                                            Percentage of
                                 Number of Non         Aggregate        the Non Repossessed 8-
                                Repossessed 8-K        Scheduled        K Assets by Scheduled
Geographic Location                  Assets        Principal Balance      Principal Balance
-------------------------------------------------------------------------------------------------
Alabama                                10           $   316,199.64              0.93%
Arizona                                21             2,092,915.54              6.12
Arkansas                                8               419,268.50              1.23
California                             25             1,941,806.22              5.68
Colorado                               23             1,317,377.44              3.85
Connecticut                             1                26,922.00              0.08
Delaware                                7               388,056.16              1.14
Florida                                 5               293,744.46              0.86
Georgia                                17               896,183.91              2.62
Idaho                                   8               324,056.48              0.95
Illinois                                1                38,475.13              0.11
Indiana                                 2               110,070.64              0.32
Kansas                                 21             1,048,985.27              3.07
Kentucky                               13               721,550.30              2.11
Louisiana                               7               285,037.41              0.83
Maryland                                2               129,106.60              0.38
Massachusetts                           1                47,320.00              0.14
Michigan                               20             1,173,899.43              3.43
Minnesota                               1                36,886.00              0.11
Mississippi                             8               273,599.62              0.80
Missouri                                8               426,364.78              1.25
Montana                                 1                49,804.56              0.15
Nevada                                 13             1,064,779.92              3.12
New Mexico                             11               644,078.76              1.88
North Carolina                        100             5,484,251.67             16.05
Ohio                                   11               613,072.99              1.79
Oklahoma                               11               570,938.06              1.67
Oregon                                  7               799,730.05              2.34
South Carolina                         44             2,246,649.62              6.57
Tennessee                              19             1,106,447.64              3.24
Texas                                  86             4,367,955.83             12.78
Utah                                    2               182,079.19              0.53
Virginia                               37             1,794,877.68              5.25
Washington                             19             1,774,239.55              5.19
West Virginia                          27             1,135,301.69              3.32
Wyoming                                 1                38,032.01              0.11
                                      ---           --------------            ------

  Total                               598           $34,180,064.75            100.00%
                                      ===           ==============            ======

___________
  /(1)/ Based on the mailing address of the obligor on the related 8-K Asset as of the Cut-off Date.

            Non Repossessed 8-K Assets--Year of Origination of Assets

                                                                            Percentage of
                               Number of            Aggregate            the Non Repossessed 8-K
                          Non-Repossessed 8-K       Scheduled             Assets by Scheduled
Year of Origination              Assets          Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------
1990                                    1                6,153.85                 0.02%
1998                                    1                9,638.15                 0.03
2001                                  596           34,164,272.75                99.95

     Total                            598           34,180,064.75               100.00%
                                      ===           =============              =======

     Non Repossessed 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                             Percentage of
                               Number of Non          Aggregate         the Non Repossessed 8-K
                              Repossessed 8-K         Scheduled           Assets by Scheduled
Remaining Loan Balance            Assets          Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------
$  5,000.00 - $ 9,999.99             7           $       53,382.04                0.16%
$ 10,000.00 - $14,999.99             7                   87,745.49                0.26
$ 15,000.00 - $19,999.99            10                  167,973.62                0.49
$ 20,000.00 - $24,999.99            18                  414,338.67                1.21
$ 25,000.00 - $29,999.99            56                1,548,770.70                4.53
$ 30,000.00 - $34,999.99            59                1,926,638.07                5.64
$ 35,000.00 - $39,999.99            59                2,205,204.47                6.45
$ 40,000.00 - $44,999.99            42                1,781,125.93                5.21
$ 45,000.00 - $49,999.99            38                1,798,561.99                5.26
$ 50,000.00 - $54,999.99            36                1,893,533.24                5.54
$ 55,000.00 - $59,999.99            38                2,171,937.22                6.35
$ 60,000.00 - $64,999.99            38                2,384,916.22                6.98
$ 65,000.00 - $69,999.99            30                2,016,653.48                5.90
$ 70,000.00 - $74,999.99            34                2,451,698.86                7.17
$ 75,000.00 - $79,999.99            10                  773,118.47                2.26
$ 80,000.00 - $84,999.99            14                1,156,810.64                3.38
$ 85,000.00 - $89,999.99            14                1,226,728.17                3.59
$ 90,000.00 - $94,999.99            14                1,290,961.80                3.78
$ 95,000.00 - $99,999.99            15                1,471,561.18                4.31
$100,000.00 or more                 59                7,358,404.49               21.53
                                   ---           -----------------              ------

    Total                          598           $   34,180,064.75              100.00%
                                   ===           =================              ======

_____________
/(1)/ The highest remaining asset amount was $195,741.77 which represents approximately 0.57% of the aggregate remaining principal balance of the Non Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed 8-K Assets as of the Cut-Off Date is approximately $57,157.30.

     Non Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                    Percentage of
                               Number of Non                Aggregate          the Non Repossessed 8-K
                              Repossessed 8-K               Scheduled            Assets by Scheduled
Original Loan Balance             Assets                Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------
$  5,000.00 - $ 9,999.99              5                 $       37,590.04                   0.11%
$ 10,000.00 - $14,999.99              7                         87,745.49                   0.26
$ 15,000.00 - $19,999.99             12                        183,765.62                   0.54
$ 20,000.00 - $24,999.99             18                        414,338.67                   1.21
$ 25,000.00 - $29,999.99             55                      1,518,778.37                   4.44
$ 30,000.00 - $34,999.99             60                      1,956,630.40                   5.72
$ 35,000.00 - $39,999.99             59                      2,205,204.47                   6.45
$ 40,000.00 - $44,999.99             40                      1,693,153.69                   4.95
$ 45,000.00 - $49,999.99             40                      1,886,534.23                   5.52
$ 50,000.00 - $54,999.99             36                      1,893,533.24                   5.54
$ 55,000.00 - $59,999.99             38                      2,171,937.22                   6.35
$ 60,000.00 - $64,999.99             38                      2,384,916.22                   6.98
$ 65,000.00 - $69,999.99             30                      2,016,653.48                   5.90
$ 70,000.00 - $74,999.99             34                      2,451,698.86                   7.17
$ 75,000.00 - $79,999.99             10                        773,118.47                   2.26
$ 80,000.00 - $84,999.99             14                      1,156,810.64                   3.38
$ 85,000.00 - $89,999.99             14                      1,226,728.17                   3.59
$ 90,000.00 - $94,999.99             14                      1,290,961.80                   3.78
$ 95,000.00 - $99,999.99             15                      1,471,561.18                   4.31
$100,000.00 or more                  59                      7,358,404.49                  21.53
                                    ---                 -----------------                 ------

     Total                          598                 $   34,180,064.75                 100.00%
                                    ===                 =================                 ======

_____________________
/(1)/ The highest original asset amount was $195,741.00 which represents approximately 0.57% of the aggregate principal balance of the Non Repossessed 8-K Assets at origination. The average original principal amount of the Non Repossessed 8-K Assets was approximately $57,210.38 as of the Cut-off Date.

              Non Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                         Percentage of
                            Number of Non         Aggregate           the Non Repossessed 8-K
                           Repossessed 8-K        Scheduled             Assets by Scheduled
Current Asset Rate             Assets          Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------
 6.000% - 6.999%                      5        $   293,350.26                  0.86%
 7.000% - 7.999%                     63          5,803,248.79                 16.98
 8.000% - 8.999%                     79          6,584,483.08                 19.26
 9.000% - 9.999%                     79          5,017,370.52                 14.68
10.000% - 10.999%                    70          3,833,937.14                 11.22
11.000% - 11.999%                    73          4,042,017.45                 11.83
12.000% - 12.999%                    54          2,385,467.18                  6.98
13.000% - 13.999%                    52          2,295,304.82                  6.72
14.000% - 14.999%                    88          2,806,010.43                  8.21
15.000% - 15.999%                    28            891,682.92                  2.61
16.000% or more                       7            227,192.16                  0.66
                                    ---        --------------                ------

     Total                          598        $34,180,064.75                100.00%
                                    ===        ==============                ======

_________________
     /(1)/ The weighted average current asset rate was approximately 10.32% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


        Non Repossessed 8-K Assets--Remaining Terms to Maturity of Assets
                                (In Months)/(1)/

                                                                         Percentage of
                             Number of Non        Aggregate            the Non Repossessed 8-K
                            Repossessed 8-K       Scheduled         Assets by Scheduled
Remaining Term to Maturity      Assets         Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------
  1 - 60                            8          $    72,666.56                  0.21%
 61 - 96                            3               73,743.80                  0.22
 97 - 120                           9              166,618.04                  0.49
121 - 156                           1               23,261.00                  0.07
157 - 180                          20              608,997.21                  1.78
217 - 240                         128            4,286,553.10                 12.54
241 - 300                         122            5,646,793.15                 16.52
301 - 360                         307           23,301,431.89                 68.17
                                  ---           -------------                ------

     Total                        598          $34,180,064.75                100.00%
                                  ===          ==============                ======

_____________
     /(1)/ The weighted average remaining term to maturity of the Non Repossessed 8-K Assets was approximately 329 months as of the Cut-off Date.

        Non Repossessed 8-K Assets--Original Terms to Maturity of Assets
                               (In Months) /(1)/

                                                                               Percentage of
                               Number of Non                              the Non Repossessed 8-K
                              Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Original Term to Maturity          Assets           Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------
1 - 60                             6                   $56,874.56                 0.17%
61 - 96                            4                    83,381.95                 0.24
97 - 120                           9                   166,618.04                 0.49
121 - 156                          1                    23,261.00                 0.07
157 - 180                         21                   615,151.06                 1.80
217 - 240                        128                 4,286,553.10                12.54
241 - 300                        122                 5,646,793.15                16.52
301 - 360                        307                23,301,431.89                68.17

    Total                        598               $34,180,064.75               100.00%
                                 ===               ==============               ======

_______________

     (1) The weighted average original term to maturity of the Non Repossessed 8-K Assets was approximately 329 months as of the Cut-off Date.

  Non Repossessed 8-K Assets--Distribution of Original Loan-to-Value Ratios of
                                   Assets /(1)/

                                                                           Percentage of
                              Number of Non                           the Non Repossessed 8-K
                             Repossessed 8-K    Aggregate Scheduled     Assets by Scheduled
Loan-to-Value Ratio/(1)/         Assets           Principal Balance      Principal Balance
--------------------------------------------------------------------------------------------
50% or less                        7                 $138,815.35              0.41%
51% - 55%                          4                  191,808.93              0.56
56% - 60%                          6                  290,303.56              0.85
61% - 65%                         11                  537,783.44              1.57
66% - 70%                         39                1,964,261.45              5.75
71% - 75%                         19                1,123,444.97              3.29
76% - 80%                         27                1,863,313.85              5.45
81% - 85%                         37                2,619,249.35              7.66
86% - 90%                        106                5,830,195.16             17.06
91% - 95%                        280               14,855,375.30             43.46
96% - 100%                        62                4,765,513.39             13.94
                                 ---              --------------            ------
     Total                       598              $34,180,064.75            100.00%
                                 ===             ===============            ======

_______________

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed 8-K Assets was approximately 88.81% as of the Cut-off Date.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         December 19, 2001                  OAKWOOD MORTGAGE INVESTORS, INC.


                                            By:    /s/  Dennis Hazelrigg
                                                --------------------------------
                                            Name:  Dennis Hazelrigg
                                            Title: President